UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): June 3, 2005

MURPHY OIL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-8590

Delaware	71-0361522
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

200 Peach Street

P.O. Box 7000

El Dorado, Arkansas 71731-7000

(Address of Principal Executive Offices, Including Zip Code)

870-862-6411

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Form 8-K filed earlier on June 27, 2005 to correct the revised number of shares registered under Form S-8, Reg. No. 333-119733 to 10,000,000 shares.

Items to be Included in this Report

Item 8.01. Other Events

As a result of the Company’s 2 for 1 stock split on June 3, 2005, the number of shares of the Company’s common stock, par value $1.00 per share, registered on Form S-8, Reg. No. 333-119733, was proportionately increased to 10,000,000 shares.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

Date: June 28, 2005.	By:	/s/ John W. Eckart
John W. Eckart
Controller